UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 3, 2010

China Chemical Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-156383	26-3018106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1, Electric Power Plant Road Zhou Cun District Zibo, People’s Republic of China	255330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-0533-6168699

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On November 3, 2010, the board of directors of the China Company Corp. (the “Company”) approved the dismissal of Kyle L. Tingle, CPA, LLC (“Tingle”) as the Company’s independent registered public accounting firm.  Tingle’s dismissal was effective immediately.

During the fiscal years ended August 31, 2010 and 2009, Tingle’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except, Tingle’s audit report for the years ended August 31, 2010 and 2009 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended August 31, 2010 and 2009 and the subsequent period through November 3, 2010, (i) there were no disagreements between the Company and Tingle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On November 3, 2010, the Company provided Tingle with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Tingle furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated November 5, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On November 3, 2010, the Company engaged Weinberg & Company, P.A. (“Weinberg”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2010. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on November 3, 2010.

During the years ended August 31, 2010 and 2009 and the subsequent interim period through November 3, 2010, the Company did not consult with Weinberg regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or an event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective on November 5, 2010, the fiscal year of the Company shall be changed to end on December 31 from August 31.

Item 9.01 Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description

16.1	Letter from Kyle L. Tingle, CPA, LLC dated November 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 5, 2010

CHINA CHEMICAL CORP.

By:	/s/ Lu Feng
Name:	Lu Feng
Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Kyle L. Tingle, CPA, LLC dated November 5, 2010

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